Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant[]
  Check  the  appropriate  box:

    [  ]  Preliminary  Proxy  Statement
    [X ]  Definitive  Proxy  Statement
    [  ]  Definitive  Additional  Materials
    [  ]  Soliciting  Material  Pursuant  to  ss.240.14a-11 (c) or ss.240.14a-12

                            Pathfinder  Bancorp,  Inc.
-
--------------------------------------------------------------------------------
                (Name  of  Registrant  as  Specified  In  Its  Charter)


Payment  of  Filing  Fee  (Check  the  appropriate  box):
  [X]  No  fee  required
  [  ] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.
     1)   Title  of  each  class  of  securities  to  which transaction applies:
     ---------------------------------------------------------------------------
     2)   Aggregate  number  of  securities  to  which  transaction  applies:
     ---------------------------------------------------------------------------
     3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     ---------------------------------------------------------------------------
     4)   Proposed  maximum  aggregate  value  of  transaction:
     ---------------------------------------------------------------------------
     5)   Total  fee  paid:
     ---------------------------------------------------------------------------

  [  ]  Fee  paid  previously  with  preliminary  materials.

  [  ]  Check  box  if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount  Previously  Paid:
       2)  Form,  Schedule  or  Registration  Statement  No.:
       3)  Filing  Party:
       4)  Date  Filed:

March  26,  2004


Dear  Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Econolodge, 70 East First Street, Oswego, New York at 10:00 a.m., Eastern Time, on April 28, 2004.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to questions that shareholders may properly present.

The Annual Meeting is being held so that shareholders may consider the election of directors and the ratification of the appointment of Beard Miller Company LLP as the Company's auditors for fiscal year 2004.

For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors and the ratification of the appointment of Beard Miller Company LLP as the Company's auditors.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,




Thomas  W.  Schneider
President  and  Chief  Executive  Officer

                            PATHFINDER BANCORP, INC.
                              214 WEST FIRST STREET
                             OSWEGO, NEW YORK 13126
                                 (315) 343-0057

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 2004

     Notice is hereby given that the Annual Meeting of Pathfinder Bancorp, Inc., (the "Company") will be held at the Econolodge, 70 East First Street, Oswego, New York on April 28, 2004 at 10:00 a.m., Eastern Time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The  election  of  three  Directors  to  the  Board  of  Directors;
     2. The ratification of the appointment of Beard Miller Company LLP as auditors for the Company for the fiscal year ending December 31, 2004; and

     such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 15, 2004, are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                           By  Order  of  the  Board  of  Directors


                           Melissa  A.  Miller
                           Secretary

March  26,  2004



--------------------------------------------------------------------------------
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            PATHFINDER BANCORP, INC.
                              214 WEST FIRST STREET
                             OSWEGO, NEW YORK 13126
                                 (315) 343-0057

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 2004

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES ON BEHALF OF THE BOARD OF DIRECTORS OF PATHFINDER BANCORP, INC. (THE "COMPANY") TO BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY (THE "ANNUAL MEETING"), WHICH WILL BE HELD AT THE ECONOLODGE, 70 EAST FIRST STREET, OSWEGO, NEW YORK ON APRIL 28, 2004, AT 10:00 A.M., EASTERN TIME, AND ALL ADJOURNMENTS OF THE ANNUAL MEETING. THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THIS PROXY STATEMENT ARE FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT MARCH 26, 2004.
--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Shareholders who sign the proxies we are soliciting will retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. WHERE NO INSTRUCTIONS ARE INDICATED, VALIDLY EXECUTED PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH MATTERS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any shareholder who had returned a proxy will not revoke the proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of the proxy. If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock") as of the close of business on March 15, 2004 (the "Record Date") are entitled to one vote for each share they own. As of the Record Date, the Company had 2,919,386 shares of Common Stock issued and 2,432,099 shares of Common Stock outstanding of which 1,583,239 were held by Pathfinder Bancorp, M.H.C. (the "Mutual Holding Company"), and 848,860 of which were held by shareholders other than the Mutual Holding Company ("Minority Shareholders"). The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked abstain will be counted for purposes of determining that a quorum is present. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes cast at the Annual Meeting in person or by proxy, without regard to broker non-votes or proxies as to which shareholders abstain, is required for ratification of Beard Miller Company LLP as the Company's auditors.

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by Directors individually, by executive officers individually, by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.



                                   Amount of Shares
                                   Owned and Nature      Percentage of Shares
         Name and Address of        Of Beneficial          of Common Stock
          Beneficial Owners         Ownership (1) (4)        Outstanding
          -----------------     -----------------          -----------

DIRECTORS AND EXECUTIVE OFFICERS (2):
Chris C. Gagas . . . . . . . . . . . .     81,708     (5)    3.36%
Thomas W. Schneider. . . . . . . . . .      6,817     (6)    0.28%
Chris R. Burritt . . . . . . . . . . .      4,800     (7)    0.20%
George P. Joyce. . . . . . . . . . . .      1,775            0.07%
Raymond W. Jung. . . . . . . . . . . .     14,384            0.59%
Bruce E. Manwaring . . . . . . . . . .     14,215            0.58%
L. William Nelson, Jr. . . . . . . . .     27,250     (8)    1.12%
Janette Resnick. . . . . . . . . . . .      9,100     (9)    0.37%
Corte J. Spencer . . . . . . . . . . .     14,500    (10)    0.60%
Steven W. Thomas . . . . . . . . . . .      7,825            0.32%
James A. Dowd. . . . . . . . . . . . .      6,634    (11)    0.27%
Gregory L. Mills . . . . . . . . . . .      4,751    (12)    0.20%
Melissa A. Miller. . . . . . . . . . .      3,820    (13)    0.16%
Edward A. Mervine. . . . . . . . . . .        468            0.02%
John F. Devlin . . . . . . . . . . . .        224            0.01%

All Directors and Executive Officers
as a Group (15 persons) (3). . . . . .    198,271            8.15%

PRINCIPAL SHAREHOLDERS:

Pathfinder Bancorp, M.H.C. (3) . . . .  1,583,239           65.10%
214 West First Street
Oswego, New York  13126

Pathfinder Bancorp, M.H.C. and all . .  1,781,510           73.25%
Trustees and Executive Officers

Pathfinder Bank (4). . . . . . . . . .     92,574            3.81%
Employee Stock Ownership Plan
214 West First Street
Oswego, New York  13126
-------------------------------

(1) A person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power.

(2) The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.

(3) Seven of the Company's directors are also directors of the Mutual Holding Company. Four of the Company's executive officers are also executive officers of the Mutual Holding Company.

(4) Includes 92,574 shares, of which 22,044 are unallocated and as to which the Employee Stock Ownership Plan (the "ESOP") trustee has sole voting and investment power and 70,530 of which are allocated and as to which the ESOP trustee has shared voting and sole investment power.

(5)  Mr.  Gagas  has  sole voting and investment power over all shares reported.

(6) Mr. Schneider has sole voting and investment power over 6,517 shares and shared voting and investment power over 300 shares. Also includes 1,450 shares underlying options which are exercisable within 60 days from the record date.

(7) Mr. Burritt has sole voting and investment power over 4,650 shares and shared voting and investment power over 150 shares. Also includes 3,700 shares underlying options which are exercisable within 60 days from the record date.

(8) Mr. Nelson has sole voting and investment power over 8,770 shares and shared voting and investment power over 18,480 shares. Also includes 6,200 shares underlying options which are exercisable within 60 days from the record date.

(9) Ms. Resnick has sole voting power over 8,800 shares and shared voting and investment power over 300 shares. Also includes 6,200 shares underlying options which are exercisable within 60 days of the record date.

(10) Mr. Spencer has sole voting and investment power over all shares reported. Also includes 7,450 shares underlying options which are exercisable within 60 days of the record date.

(11) Mr.  Dowd  has  sole  voting and investment power over all shares reported.

(12) Mr. Mills has sole voting and investment power over 4,711 shares and shared voting and investment power over 40 shares. Also includes 1,450 shares underlying options which are exercisable within 60 days from the record date.

(13) Ms. Miller has sole voting and investment power over all shares reported. Also includes 1,450 shares underlying options which are exercisable within 60 days from the record date.

--------------------------------------------------------------------------------
                        PROPOSAL 1-ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of ten members. The Company's bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Three Directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as Directors, Steven W. Thomas, Corte J. Spencer and Janette Resnick.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.


                                                          Director   Current Term
Name (1)                   Age       Position Held        Since (2)    to Expire
--------------------------------------------------------------------------------
                                        Nominees
Steven W. Thomas. . . .    41        Director               2000       2004
Corte J. Spencer. . . .    60        Director               1984       2004
Janette Resnick . . . .    61  Chairman of the Board        1996       2004


                         Directors Continuing in Office
--------------------------------------------------------------------------------
Chris C. Gagas. . . . .    72        Director               1966       2005
Thomas W. Schneider . .    42      President, CEO           2001       2005
Chris R. Burritt. . . .    50        Director               1986       2005
Raymond W. Jung . . . .    73        Director               1978       2005
Bruce E. Manwaring. . .    62        Director               1984       2006
L. William Nelson, Jr..    59        Director               1986       2006
George P. Joyce . . . .    52        Director               2000       2006


     (1) The mailing address for each person listed is 214 West First Street, Oswego, New York 13126. Each of the persons listed, with the exception of Messrs. Joyce, Schneider and Thomas, is also a Director of Pathfinder Bancorp, M.H.C., which owns the majority of the Company's issued and outstanding shares of Common Stock. Information regarding the Common Stock beneficially owned by each director is set forth under "Voting Securities and Principal Holders Thereof".

     (2) Dates prior to 1995 reflect initial appointment to the Board of Trustees of the mutual predecessor to Pathfinder Bank.

     The principal occupation during the past five years of each Director and Executive Officer is set forth below. All Directors and Executive Officers have held their present positions for five years unless otherwise stated.

     JANETTE RESNICK, Chair of the Board is retired. Prior to her retirement in 2003, she was the Executive Director of Oswego County Opportunities, a private, not for profit human services agency located in Oswego and Fulton, New York.

     CHRIS C. GAGAS is retired. Until his retirement on January 14, 2000, Mr. Gagas was also President and Chief Executive Officer of the Company and its principal subsidiary, Pathfinder Bank (the "Bank"). Mr. Gagas had served as an officer of the Company since 1986.

     CHRIS R. BURRITT is the president and general manager of R.M. Burritt Motors, Inc./Chris Cross, Inc., an automobile dealership located in Oswego, New York.

     RAYMOND W. JUNG is retired. Previously Mr. Jung was the owner of Raymond's Jewelers in Oswego, New York.

     BRUCE E. MANWARING is the Chamberlain for the City of Oswego. Prior to his appointment in 1999, Mr. Manwaring was the owner of Oswego Printing Co. located in Oswego, New York.

     L. WILLIAM NELSON, Jr. is the owner and manager of Nelson Funeral Home located in Oswego, New York.

     STEVEN W. THOMAS is a licensed real estate broker and a developer. Mr. Thomas owns and operates five Dunkin Donuts franchises and two hotels in Oswego County. Mr. Thomas additionally is involved in numerous commercial development projects in Oswego County and operates a number of businesses within central New York.

     GEORGE P. JOYCE is the owner and operator of Laser Transit, Ltd., Lacona, NY, a Central New York logistics services provider. Mr. Joyce is also the general manager of Oswego Warehousing, Inc., Oswego, NY.

     CORTE J. SPENCER is the Chief Executive Officer and Administrator of Oswego Hospital and the managing director of Oswego Health, Inc. located in Oswego, New York.

EXECUTIVE  OFFICERS  OF  THE  COMPANY  WHO  ARE  DIRECTORS

     THOMAS W. SCHNEIDER is the President and Chief Executive Officer of the Company and the Bank. Prior to his appointment as President in 2000, Mr. Schneider was the Executive Vice President and Chief Financial Officer of the Company and the Bank.

INDEPENDENCE  OF  DIRECTORS

     The Company's common stock is listed on the NASDAQ Small Cap Market. The Board of Directors of the Company has considered the NASDAQ listing requirements for "Independence" of Directors, and although the Company may be exempt as a "controlled" company pursuant to NASDAQ rules, it has determined, nonetheless, that all of its Directors with the exception of Mr. Schneider are "Independent". Our independent directors will hold executive sessions no less than twice a year. Shareholders who wish to communicate with the Chairman or with the independent directors as a group may do so by writing to the Secretary of the Corporation at Pathfinder Bank, 214 West First Street, Oswego, New York 13126. The Secretary will forward said communication to the independent directors or Chairman as requested by the shareholder.

EXECUTIVE  OFFICERS  OF  THE  COMPANY  WHO  ARE  NOT  DIRECTORS

     JAMES A. DOWD, CPA is a Vice President and Chief Financial Officer of the Company and the Bank. Mr. Dowd is responsible for the accounting and finance departments.

     GREGORY L. MILLS is a Vice President of the Company and the Bank. Mr. Mills is responsible for branch administration, marketing and security.

     MELISSA  A.  MILLER  is a Vice President and the Corporate Secretary of the
Company and the Bank. Ms. Miller is responsible for deposit operations, compliance, and information services.

     EDWARD A. MERVINE, Esq. is Vice President and General Counsel for the Company and the Bank. Prior to joining the Company in 2002, Mr. Mervine was a partner in the law firm of Bond Schoeneck & King, LLP.

     JOHN F DEVLIN is Vice President and senior Commercial Lender for the Company and the Bank. Prior to joining the Company in 2002, Mr. Devlin served as Assistant Vice President and Commercial Loan Officer for Alliance Bank, NA.

OWNERSHIP  REPORTS  BY  OFFICERS  AND  DIRECTORS

     The  Common  Stock  of  the  Company is registered with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. All of the Company's officers and directors filed these reports in a timely fashion, with the following exceptions. Forms 4's were not filed timely on two trades during the year; one occurring on May 2, 2003 (Director, Raymond W. Jung) and one on November 10, 2003 (Director, Bruce E. Manwaring). The lack of timely filing was a result of an oversight by the parties involved. Late filings on these transactions were made on May 14, 2003 and February 10, 2004, respectively.

MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The business of the Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2003, the Board of Directors held 12 regular and special meetings. During the year ended December 31, 2003, no director attended fewer than 85% percent of the total meetings of the Board of Directors and committees on which such director served.

     The Human Resources Committee meets periodically to review the performance of officers and employees and to determine compensation programs and adjustments. The entire Board of Directors ratifies the recommendations of the Human Resources Committee. In the year ending December 31, 2003, the Human Resources Committee consisted of directors Gagas, Manwaring, Resnick, Spencer and Nelson. All of these Directors are "independent" pursuant to NASDAQ listing requirements. The Human Resources Committee met four times during the year ended December 31, 2003.

     The Nominating/Governance Committee meets several times a year to address issues concerning corporate governance, succession planning, and to nominate directors to fulfill the terms of the upcoming year. In the year ended December 31, 2003, the Nominating/Governance Committee was comprised of directors Gagas, Burritt, Joyce, Resnick and Spencer, all of whom are "independent" pursuant to the NASDAQ listing requirements. The Nominating/Governance Committee has a charter in the form of governance guidelines which is available in the company's website at WWW.PATHFINDERBANK.COM.

Among other things, the functions of the Nominating/Governance Committee include the following:

     to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;

     to review and monitor compliance with the requirements for board independence; and

     to review the committee structure and make recommendations to the Board regarding committee membership.

     The Nominating/Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the

Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating/Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

     has personal and professional ethics and integrity and whose values are compatible with the Company's;

     has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

     is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

     is familiar with the communities in which the company operates and/or is actively engaged in community activities;

     is involved in other activities or interest that do not create a conflict with his or her responsibilities to the Company and its shareholders; and

     has the capacity and desire to represent the balanced, best interest of the shareholders of the Company as a group, and not primarily a special interest group or constituency.

     The Nominating/Governance Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

     The Nominating/Governance Committee will consider candidates for the Board of Directors recommended by shareholders. In order to make a recommendation to the Board of Directors, a shareholder must own no less than 500 shares of the corporation. Shareholders who are so qualified may send their recommendations to the Secretary of the Company for forwarding to the Nominating/Governance Committee. In light of the due diligence required to evaluate recommendations, said recommendations for the Nominating/Governance candidate for the 2005 annual meeting must be made by June 30, 2004.

     Shareholders can submit the names of qualified candidates for Director by writing to our Corporate Secretary, at 214 West First Street, Oswego, New York 13126. The submission must include the following information:

     the name and address of the shareholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder's ownership will be required);

     the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder's ownership should be provided);

     a  statement  of  the candidate's business and educational experience;

     such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

     a statement detailing any relationship between the candidate and the Company;

     a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;
     detailed information about any relationship or understanding between the proposing shareholder and the candidate; and

     a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

     The Nominating/Governance Committee will consider shareholder recommendations made in accordance with the above similarly to any other nominee proposed by directors, officers, third party search firm or any other source. The Company has not paid a fee to any third party to identify or evaluate any potential nominees. Moreover, the Nominating Committee has not received within the last year a recommended nominee from a shareholder who beneficially owned more than five percent (5%) of the company's common stock for at least one (1) year, or from a group of shareholders owning more than five (5%) percent of the common stock.

     The Audit Committee consists of directors Manwaring, Nelson, Spencer and Joyce. The Audit Committee meets on a periodic basis with the internal auditor to review audit programs and the results of audits of specific areas, on regulatory compliance issues, as well as to review information to further their financial literacy skills. The Audit Committee meets with the independent auditors to review quarterly and annual filings, the results of the annual audit and other related matters. At certain times, the Chairman of the Audit Committee may meet with the independent auditors on quarterly filing issues in lieu of the entire committee. Each member of the Audit Committee is "independent" as defined in the listing standards of NASDAQ and SEC Rule 10A-3. The Company's Board of Directors has adopted a written charter for the Audit Committee, which is attached as Exhibit A and is also available on the Company's website at WWW.PATHFINDERBANK.COM.

     The Audit Committee maintains an understanding of the Company's key areas of financial risk and assesses the steps management takes to minimize and manage such risks; selects and evaluates the qualifications and performance of the independent auditors, subject to shareholder ratification; ensures that the internal and external auditors maintain no relationship with management and/or the Company that would impede their ability to provide independent judgment; oversees the adequacy of the systems of internal control; reviews the nature and extent of any significant changes in accounting principles; and oversees that management has established and maintained processes reasonably calculated to ensure the Company's compliance with all applicable law, regulations, corporate policies and other matters contained in the Company's Code of Ethics which is available on the Company's website at WWW.PATHFINDERBANK.COM. The Audit Committee has established procedures for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

     The Board of Directors of Pathfinder Bancorp, Inc. has determined that Bruce E. Manwaring, chairman of the Audit Committee in 2003 and 2004, qualifies as a financial expert serving on the committee. Mr. Manwaring meets the criteria established by the Securities and Exchange Commission as follows:

     Mr. Manwaring maintains an understanding of generally accepted accounting principles and financial statements and has the ability to assess the application of such principles in connection with accounting for estimates, accruals and reserves.

     Mr. Manwaring has garnered comparable experience preparing and analyzing financial statements in his current position as the Chamberlain of the City of Oswego, which he has held since his appointment in 1999.

     Mr. Manwaring has earned a Bachelor of Science degree majoring in accounting from the State University of New York, College at Oswego and has successfully passed the Uniform Certified Pubic Accountancy Examination.

     Through his work experience and education, Mr. Manwaring has developed a thorough understanding of internal controls and financial reporting procedures, as well as a detailed understanding of audit committee functions.

     The Board of Directors has also determined that Mr. Manwaring meets the definition of independent as prescribed by the NASDAQ listing requirements.

AUDIT  COMMITTEE  REPORT

     During 2003, the Company analyzed the service provided by and associated costs of its external auditing firm. After reviewing proposals from a number of independent accounting firms, the Board of Directors approved the appointment of Beard Miller Company LLP as auditors for the fiscal year ended December 31, 2003. The Company's previous auditor, PricewaterhouseCoopers, LLP ("PwC") was engaged for the examination of the first two quarters Form 10-Q filings during 2003. PwC performed audits of the consolidated financial statements for the two years ended December 31, 2002 and 2001. Their reports on the financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two years ended December 31, 2002 and from December 31, 2002 through the effective date of the PwC termination, there have been no disagreements between the Registrant and PwC on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of such disagreements in connection with their reports on the financial statements for such years.

     During the two years ended December 31, 2002, and from December 31, 2002 until the effective date of the dismissal of PwC, PwC did not advise the Registrant of any of the following matters:

     1. That the internal controls necessary for the Registrant to develop reliable financial statements did not exist.

     2. That information had come to PwC's attention that had lead it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

     3. That there was a need to expand significantly the scope of the audit of the Registrant, or that information had come to PwC's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statement covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Registrant's financial statements and that, due to its dismissal, PwC did not so expand the scope of its audit or conduct such further investigation;

     4. That information had come to PwC's attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously-issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

     During the two years ended December 31, 2002, and from December 31, 2002 through the engagement of Beard Miller Company LLP as the Registrant's independent accountant, neither the Registrant nor anyone on its behalf had consulted Beard Miller Company LLP with respect to any accounting, auditing or financial reporting issues involving the Registrant. In particular, there was no discussion with the Registrant regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statement, or any related item.

     The following is a discussion of fees related to services provided to the Company.

AUDIT  AND  AUDIT  RELATED  FEES

     Aggregate fees billed for PwC's review of the first two quarters Form 10-Q filings during the fiscal year 2003 were $21,500. Total billing by PwC for the audit of the Company's 2002 annual financial statement and Form 10-Q filings was $74,500.

     Beard Miller Company LLP is expected to bill the Company a total of $59,000 for the audit of the Company's 2003 annual financial statements and its review of the 2003 third quarter Form 10-Q filing.

     There have been no audit related fees billed to the Company by Beard Miller Company LLP or PricewaterhouseCoopers, LLP in either of the two proceeding fiscal years.

     The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its auditors. The Audit Committee concluded that performing such services in 2003 did not affect the auditors' independence in performing their function as auditors of the Company.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. None of the tax fees and other fees paid in 2003 and 2002 was approved per the Audit Committee's pre-approval policies (which had not been implemented at the time such fees were paid).

ALL  OTHER  FEES

     Aggregate fees billed for other services rendered by Beard Miller Company LLP or PwC for the Company during the fiscal years ended December 31, 2003, and 2002 were as follows:

                                                          2003        2002
                                                         -----      --------
     Recurring  and  non-recurring  tax  services
         Beard  Miller  Company  LLP                    $12,000      $     0
         PwC                                            $22,300      $29,167

     All  other  fees
         Beard  Miller Company LLP                      $     0      $     0
         PwC                                            $ 1,500      $ 3,300

     Recurring and non-recurring tax services include assistance in connection with the New York State Franchise tax examination.

     The all other fees category represents fees billed in connection with the annual services pertaining to the SFAS No. 106 actuarial valuation of the company's medical, dental, and life insurance benefit plans.

     In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

     As  part  of  its  ongoing  activities,  the  Audit  Committee  has:

     Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2003;

     Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

     Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

     Considered the compatibility of non-audit services described above with maintaining auditor independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

              This report has been provided by the Audit Committee:

             Messrs, Jung, Resnick, Spencer, Manwaring, and Nelson.

PERFORMANCE  GRAPH

     Set forth hereunder is a performance graph comparing (a) the total return on the Common Stock for the period beginning on January 1, 1999 through December 31, 2003, (b) the cumulative total return on stocks included in the Nasdaq Composite Index over such period, and (c) the yearly cumulative total return on stocks included in the NL Thrift Index over such period. The cumulative total return on the Common Stock was computed assuming the reinvestment of cash dividends during the fiscal years.

[GRAPHIC OMITTED]


                                       PERIOD ENDING
--------------------------------------------------------------------------------
INDEX                    12/31/98 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03
-------------------------------------------------------------------------------

Pathfinder Bancorp, Inc.  100.00   99.61     72.51   159.37   180.97   232.90
NASDAQ - Total US         100.00  185.95    113.19    89.65    61.67    92.90
SNL Thrifts Index         100.00   81.69    130.44   139.42   166.32   235.45

     There can be no assurance that the Common Stock's performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

PERSONNEL  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     The full Board of Directors of the Company determines the salaries to be paid each year to the executive officers of the Company.

REPORT  OF  THE  BOARD  OF  DIRECTORS  ON  EXECUTIVE  COMPENSATION

     Under SEC rules, the Company is required to disclose certain data and information regarding compensation and benefits of its Chief Executive Officer and other executive officers. The disclosure includes the use of tables and a report explaining the rationale for and considerations that led to fundamental executive compensation decisions affecting these individuals. In fulfilling this requirement, the Board of Directors of the Company has prepared the following report for inclusion in this proxy statement.

     The Human Resources Committee of the Board of Directors (the "Committee") is comprised of Directors Chris Burritt, Chris Gagas, William Nelson, Janette Resnick and Corte Spencer, all of whom are "independent" pursuant to NASDAQ listing rules. The Committee annually reviews the performance of the Chief Executive Officer and other executive officers and recommends to the Board of Directors changes to base compensation as well as the amount of any bonus to be awarded. In determining whether the base salary of an officer should be increased, the Committee and the Board of Directors take into account individual performance, performance of the Company and information regarding compensation paid to executives of peer group institutions made to executives performing similar duties for financial institutions in the Bank's market area.

     While the Committee and the Board of Directors do not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and Vice Presidents, and while they weigh a variety of different factors in their deliberations, they have emphasized and will continue to emphasize earnings, profitability, earnings contribution to capital, capital strength, asset quality, and return on tangible equity as factors in setting the compensation of the Chief Executive Officer and senior officers. Non-quantitative factors considered by the Committee and the Board of Directors in fiscal 2003 included general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Committee and the Board of Directors considered the standing of the Company with customers and the community, as evidenced by customer and community complaints and compliments. While the Committee and the Board of Directors considered each of the quantitative and non-quantitative factors described above, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and Vice Presidents.

     The Board of Directors approved salary increases totaling $23,000 for the Company and Bank's six executive officers including Mr. Schneider. Mr. Schneider does not participate in the Board of Director's consideration of his compensation. The Board approved an increase in Mr. Schneider's base salary to $185,000 per annum. During 2003, one executive officer accepted a severance package and is no longer employed by the Company. The 2003 total base compensation for all six executive officers was $605,500, as compared to $667,000 in 2002 for the compensation of seven executive officers.

     This has been provided by the Board of Directors: Chris C. Gagas, Thomas W. Schneider, Chris R. Burritt, George P. Joyce, Raymond W. Jung, Bruce E. Manwaring, L. William Nelson, Jr., Janette Resnick, Corte J. Spencer and Stephen
W.  Thomas.

DIRECTORS'  COMPENSATION

     Each non-employee director, with the exception of the Board Chairman and the Audit Committee Chairman, receives an annual retainer of $9,000, a meeting fee of $500 for each Board meeting attended and $300 for each committee meeting attended. The Board Chairman receives an additional retainer of $10,000. The Audit Committee Chairman receives an additional retainer of $5,000 and the chairman of all other committees receives an additional $100 for each committee meeting in which they serve in the capacity of committee chairman. Employee directors do not receive monthly meeting fees. The Bank paid a total of $184,600 in director fees during the year ending December 31, 2003.

EXECUTIVE  COMPENSATION

     The following table sets forth for the years ended December 31, 2003, 2002 and 2001, certain information as to the total renumeration paid by the Company to Mr. Schneider, the Company's Chief Executive Officer, and for the year ended December 31, 2003 and 2002, the remuneration paid to Mr. Mervine, the Company's Vice-President and General Counsel. Mr. Mervine joined the Company in 2002.


                                                   SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------
                                  ANNUAL COMPENSATION                       LONG TERM COMPENSATION AWARDS
--------------------------------------------------------------------------------------------------------------------------
                           Fiscal
                           Years                                  Other     Restricted
                           Ended                                 Annual       Stock       Options/               All Other
Name and                  December    Salary       Bonus      Compensation   Award         SARs                 Compensation
Principal Position /(1)/     31     ($) /(2)/       ($)         ($)/(3)/     ($)/(4)/    (#)/(5)/     Payouts     ($)/(3)/
------------------------  --------  ----------  ------------  ------------  ----------  --------  -------------  ---------
Thomas W. Schneider. . .     2003    $180,000     $20,000            -           -         -             -        $17,553
President and Chief. . .     2002    $155,000     $10,000            -           -       983             -        $14,496
Executive Officer. . . .     2001    $135,000     $ 4,300            -           -       983             -        $12,867

Edward Mervine, Esq. . .     2003    $114,000     $ 7,500            -           -         -             -        $ 4,800
Vice President, General.     2002    $105,000     $10,000            -           -         -             -        $ 4,815
Counsel

     (1) No other executive officer received salary and bonuses that in the aggregate exceeded $100,000.
     (2) Includes compensation deferred at the election of the named individual under the Company's cafeteria plan.
     (3) The aggregate amount of such benefits did not exceed the lesser of $50,000 or 10% of cash compensation for the named individuals.
     (4) Amount represents compensation associated with the vested portion of stock awards granted under the Management Recognition and Retention Plan.
     (5) Amount represents the vested portion of option shares granted under the Stock Option Plan.

BENEFITS

     MEDICAL AND LIFE INSURANCE AND EDUCATIONAL ASSISTANCE. The Company provides full-time employees with medical and life and accidental death and dismemberment insurance. In addition, the Company maintains a "cafeteria plan" for employees, which permits qualifying employees to allocate a portion of their compensation, on a pre-tax basis, for the payment of medical, dental and dependent care expenses as well as the payment of certain insurance premiums. The Company also offers educational assistance to full-time employees who have worked for the Company for at least one year and who desire to take courses at any accredited school of learning. The Company also provides long-term disability income insurance for all employees equal to the lesser of $6,000 per month or 60% of the employee's basic monthly earnings.

     DEFINED BENEFIT PLAN. The Company maintains a tax-qualified noncontributory defined benefit plan ("Retirement Plan"). All salaried employees age 21 or older who have worked for the Company for at least one year and have been credited with 1,000 or more hours of employment with the Company during the year are eligible to accrue benefits under the Retirement Plan. The Company contributes annually to the Retirement Plan an amount necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee
Retirement  Income  Security  Act  of  1974  ("ERISA").

     At the normal retirement age of 65 the plan is designed to provide a life annuity. The retirement benefit provided is equal to 2% of a participant's average monthly compensation based on the average of the three consecutive years during the last 10 years of employment which provides the highest monthly average compensation multiplied by the participant's years of credited service (not to exceed 30 years) to the normal retirement date. Retirement benefits also are payable upon retirement due to early and late retirement. Benefits also are paid from the Retirement Plan upon a Participant's disability or death. A reduced benefit is payable upon early retirement at or after age 60, or the completion of 30 years of service with the Company. Upon termination of employment other than as specified above, a participant who was employed by the Company for a minimum of five years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant's normal retirement date. Benefits are payable in various annuity forms. At December 31, 2003, the market value of the Retirement Plan trust fund was approximately $3.0 million. For the plan year ended September 30, 2003, the Company made a contribution of $201,840 to the Retirement Plan.

     The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in plan year 2003, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below.


         YEARS OF BENEFIT SERVICE AT RETIREMENT
--------------------------------------------------------
    Final
   Average
Compensation     15        20         25           30
--------------------------------------------------------
 $ 25,000    $ 7,500    $10,000    $ 12,500    $ 15,000
 $ 50,000    $15,000    $20,000    $ 25,000    $ 30,000
 $ 75,000    $22,500    $30,000    $ 37,500    $ 45,000
 $100,000    $30,000    $40,000    $ 50,000    $ 60,000
 $125,000    $37,500    $50,000    $ 62,500    $ 75,000
 $200,000(1) $60,000    $80,000    $100,000    $120,000

(1) Under Section 401(a)(17) of the Code, the maximum amount of compensation that may be taken into account under the Retirement Plan in the 2003 Plan Year is $200,000.

     As of December 31, 2003, Thomas W. Schneider had 15 years of credited service (i.e., benefit service), and Edward A. Mervine had 2 years of credited service under the Retirement Plan.

EMPLOYEE SAVINGS PLAN. The Company maintains the Employee Savings Plan which is a qualified, tax-exempt profit sharing plan with a cash or deferred feature that is tax-qualified under Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). All employees who have attained age 21 and have completed at least one year of employment during which they worked at least 1,000 hours are eligible to participate.

     Participants may contribute, and receive a deduction for, up to 25% of compensation to the 401 (k) Plan. For these purposes, "compensation" includes total compensation (including salary reduction contributions made under the 401(k) Plan or the flexible benefits plan sponsored by the Company), but does not include compensation in excess of $200,000. The Company, in its discretion, may match participants' salary reduction contributions based upon Company profits for the current fiscal year. All employee contributions and earnings thereon are fully and immediately vested. All employer matching contributions vest at the rate of 20% per year beginning at the end of a participant's third year of service with the Company until a participant is 100% vested after seven years of service. Participants also will vest in employer matching contributions when they reach the normal retirement age of 65 or later, or upon death or disability regardless of years of service.

     Plan benefits will be paid to each participant in a lump sum. At December 31, 2003, the market value of the 401(k) Plan trust fund was approximately $1.7 million. For the plan year ended December 31, 2003, the Company made a contribution in the amount of $84,000 to the 401(k) Plan Trust of which $1,436 was contributed on behalf of Mr. Schneider, and $4,800 was contributed on behalf of Mr. Mervine.

     EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME MASTER AGREEMENT. The Company maintains a non-tax-qualified executive supplemental retirement income master agreement (the "Master Agreement") for qualifying executives of the Company. One executive and the former Chairman of the Board are currently eligible to participate in the Master Agreement. The Master Agreement provides a supplemental retirement income benefit in an annual amount equal to highest average compensation received by the executive during any 36 month period while employed by the Company, multiplied by a wage replacement percentage designated in the individual executive's joinder agreement, less the actual annual amount available to the executive from the Company's other tax-qualified or nonqualified plans. Benefits under the Master Agreement are payable to the executive upon the benefit age designated in the individual executive's joinder agreement. Benefits will be payable in monthly installments beginning on the executive's benefit age and continuing for a period of months designated in the individual executive's joinder agreement. Payments to an executive, or to his beneficiary, may be made from the Master Agreement upon the executive's death, total or permanent disability, or termination of service with the Company.

     The Master Agreement is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the Master Agreement are payable from the general assets of the Company. During the year ended December 31, 2003, a contribution totaling $13,909 was made on behalf of Mr. Schneider.

     STOCK OPTION PLAN. The Pathfinder Bancorp, Inc. 1997 Stock Option Plan (the "Stock Option Plan") authorizes the grant of stock options and limited rights to purchase 132,251 shares of Common Stock. The Stock Option Plan authorizes grants of (i) options intended to qualify as "incentive stock options," (ii) options that do not qualify as incentive stock options ("non-statutory options") and
(iii) limited rights (described below) that are exercisable only upon a change in control of the Company (as defined). Non-employee directors are eligible to receive only non-statutory options. No options were granted during the past fiscal year.

     On December 19, 2000, the Board of Directors accepted the voluntary rescission of all issued and unvested incentive stock options and non-statutory stock options under the Pathfinder Bank 1997 Stock Option Plan.

     In July 2001,the Board approved the re-issuance of 38,499 stock options remaining in the 1997 Stock Option Plan. The exercise price is equal to the market value of the Company's shares at the date of grant ($8.335). The options granted under the re-issuance will have a 10-year term with one-third vesting upon grant date and the remaining vesting and becoming exercisable ratably over a 2-year period.

     Grants may be made by the Board of Directors of the Company or a stock benefits committee, established by the Company consisting of at least two non-employee members of the Board of Directors (the "Stock Benefits Committee"). In granting options, the Stock Benefits Committee considers factors such as salary, length of employment with the Company, and the employee's overall performance. To the extent shares are available under the Stock Option Plan, each newly appointed non-employee director shall receive a stock option grant to purchase 7,500 shares of Common Stock. At December 31, 2003, all granted options are fully vested and exercisable by the plan participants. All options must be exercised within 10 years from the date of grant. Stock options may be exercised up to one year following termination of service or such later period as determined by the Stock Benefits Committee. The exercise price of all options is at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The weighted average option exercise price is $7.09 per share. The exercise price may be paid in cash or Common Stock. Common Stock issued in connection with the exercise of options may be from treasury shares or authorized but unissued shares, in which case there will be dilution of the Common Stock holdings of existing shareholders.

     Incentive stock options may be granted only to employees of the Company. Non-employee directors will be granted non-statutory stock options. No stock option granted in connection with the Stock Option Plan will be eligible to be treated as an incentive stock option if it is exercised more than three months after the date on which the optionee ceases to perform services for the Company, except that in the event of death or disability, a stock option may be eligible to be treated as an incentive stock option if it is exercised within one year; provided, however, that if an optionee ceases to perform services for the Company due to normal retirement or following a change in control (as defined in the Stock Option Plan), any incentive stock options exercised more than three months following the date the optionee ceases to perform services will be treated as a non-statutory stock option as described above.

     Simultaneously with the grant of any stock option, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such stock option. The Dividend Equivalent Right provides the grantee with a separate cash benefit equal to 100% of the amount of any extraordinary dividend on shares of Common Stock subject to a stock option. Under the terms of the Stock Option Plan, an extraordinary dividend is any dividend paid on shares of Common Stock that exceeds the Company's weighted average cost of interest bearing liabilities for the current and preceding three quarters. Upon the payment of an extraordinary dividend, Dividend Equivalent Right will receive at the time the related stock option vests cash or some other payment as determined under the Stock Option Plan, equal to 100% of the extraordinary dividend paid on shares of Common Stock plus any earnings thereon, minus any tax withholding amounts. The Dividend Equivalent Right is transferrable only when the underlying stock option is transferable and under the same conditions.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

------------------------------------------------------------------------------------------------------------------
                                                              Number of Securities
                                                              Underlying Unexercised     Value of Unexercised In-
                          Shares Acquired        Value             Options at              The-Money Options at
Name                       Upon Exercise       Realized          Fiscal Year-End             Fiscal Year-End
                                                             Exercisable/Unexercisable    Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------------
Thomas W. Schneider             1,500          $11,513                1,450/0                    $14,535/$0

     The Board of Directors may amend, suspend or terminate the Stock Option Plan except that such amendments may not impair awards previously granted. Shareholders of the Company must approve any amendment to the Stock Option Plan that would increase the number of options, decrease an option exercise price, extend the term of the Stock Option Plan or any option, or change the persons or category of persons eligible to be granted options. The exercise of options will have a dilutive effect on the ownership interests of existing shareholders. Further, the exercise of options may render more difficult or discourage a merger, tender offer or other takeover attempt even if such transaction or event would be beneficial to shareholders generally, the assumption of control by a holder of a large block of the Company's securities, a proxy contest or the removal of incumbent management.

     RECOGNITION AND RETENTION PLAN. The Board of Directors of the Company adopted the 1997 Recognition and Retention Plan (the "Recognition Plan") as a method of providing certain employees and non-employee directors of the Company with a proprietary interest in the Company and to provide these individuals with an incentive to increase the value of the Company.

     The Stock Benefits Committee, composed of the non-employee directors of the Company, administers the Recognition Plan, and makes awards to officers and employees pursuant to the Recognition Plan. Awards to non-employee directors are fixed by the terms of the Recognition Plan. Awards of Common Stock that have not vested under the Recognition Plan ("Restricted Stock") are nontransferable and nonassignable. Participants in the Recognition Plan become vested in shares of Restricted Stock over a six-year period beginning on January 24, 1999; provided, however, that the Stock Benefits Committee may accelerate or extend the vesting rate on any awards made to officers and employees after the effective date of the Recognition Plan. On December 19, 2000, the Board of Directors accepted the voluntary rescission of all issued and unvested awards under the 1997 Recognition and Retention Plan. Accordingly, the shares, which would have been earned by participants in the years 2000, 2001 and 2002 will be retained by the Recognition Plan. The Recognition Plan currently holds 15,750 shares as nongranted. Awards to executive officers and outside directors become fully vested upon termination of employment or service due to normal retirement, death or disability, or following a termination of employment or service in connection with a change in control (as defined therein) of the Company. Upon termination of employment or service for any other reason, unvested shares are forfeited. When a participant's Restructured Stock vests, the participant will recognize ordinary income equal to the fair market value of the shares vested, unless the participant previously made an irrevocable election to be taxed on the shares of Restricted Stock awarded to him in the year of the award. The amount of income recognized by a participant will be a deductible expense of the Company for Federal income tax purposes. A participant is entitled to receive any cash dividends paid on the Restricted Stock both before and after vesting of the Restricted Stock. Stock dividends declared by the Company and paid on Restricted Stock that have not vested are subject to the same restrictions as the Restricted Stock until such shares vest.

     Set forth below is certain information as of December 31, 2003 regarding equity compensation to directors, director's emeriti and executive officers of the Company approved by shareholders. Other than the employee stock ownership plan, the Company did not have any equity plans in place that were not approved by shareholders.




                                    Number of securities to be
                                     issued upon exercise of                            Number of securities
                                     outstanding options and      Weighted average     remaining available for
Plan                                          rights               exercise price        issuance under plan
-----------------------------------------------------------------------------------------------------------
Equity compensation to directors
and executive officers approved by
shareholders                                79,717                   $7.09                       30


TRANSACTIONS  WITH  CERTAIN  RELATED  PERSONS

     The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from (i) extending or maintaining credit; (ii) arranging for the extension of credit; or
(iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, however, one of which is applicable to the Company. Namely, this prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve
Act. All loans to the Company's directors and officers by the Bank are made in conformity with the Federal Reserve Act and regulations promulgated thereunder.

     All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its Common Stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

SHAREHOLDER  COMMUNICATIONS

     The Board of Directors of the Company has established a process for shareholders to send communications to director by either United States mail or electronic mail. Any shareholder who desires to communicate directly with the directors of the Company should send their communication to Board of Directors, Pathfinder Bancorp, Inc., 214 West First Street, Oswego, New York 13126 or by email to DIRECTORS@PATHFINDERBANK.COM. The communication should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

     Forward the communication to the Director or Directors to whom it is addressed;

     Attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

     Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

     At each Board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the Directors.

CODE  OF  ETHICS

     The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at WWW.PATHFINDERBANK.COM. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company's website.

--------------------------------------------------------------------------------
               PROPOSAL 2-RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------
     The Audit Committee of the Company has approved the engagement of Beard Miller Company LLP, to be the Company's auditors for the 2004 fiscal year, subject to the ratification of the engagement by the Company's shareholders. At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of Beard Miller Company LLP, for the Company's fiscal year ending December 31, 2004. A representative of Beard Miller Company LLP, is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of Beard Miller Company LLP, as the auditors for the 2004 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Audit Committee and the Board of Directors recommends a vote "FOR" the ratification of Beard Miller Company LLP, as auditors for the 2004 fiscal year.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------
     In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office, 214 West First Street, Oswego, New York 13126, no later than November 27, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------
     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the shareholder must give written notice to the Secretary of the Company at least five (5) days before the date fixed for such meeting. The notice must include the shareholder's name, record address, and number of shares owned by the shareholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the shareholder in the proposed business.

In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------
     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO MELISSA A. MILLER, CORPORATE SECRETARY, PATHFINDER BANCORP, INC., 214 WEST FIRST STREET, OSWEGO,
NEW  YORK  13126,  OR  CALL  AT 315/343-0057

                                              BY ORDER OF THE BOARD OF DIRECTORS




                                           Melissa A. Miller
                                           Corporate Secretary
Oswego,  New  York
March  26,  2004

                                    EXHIBIT A

                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

                            PATHFINDER BANCORP, INC.
                                 PATHFINDER BANK
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER



I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by Pathfinder Bancorp. Inc. ("the Company") to any governmental body or the public: the Company's systems of internal controls regarding finance, accounting, and compliance that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system

     - Retain and determine the compensation of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the company.

     - Review and appraise the audit efforts of the Company's independent accountant and internal auditing department.

     - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

     - Oversee compliance with significant applicable legal, ethical and regulatory requirements,

     - Investigate and respond to complaints regarding the company's accounting, internal control or auditing matters.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section VI of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as that term is defined by Nasdaq listing rules, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company, an outside consultant, trade group or other provider.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The chair of the committee shall be selected in accordance with the Company's Governance Guidelines.

III. MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. The agenda for Committee meetings will be prepared in consultation between the Committee Chairperson (with input from the Committee members), the Company's CEO and CFO, and the Company's external auditor, as necessary. The external auditor shall be invited to every meeting of the Committee that relates to the financial statements of the Company. The internal auditor shall be invited to all Committee meetings. In addition, the internal auditor may request that the Chairperson of the Committee convene a meeting to discuss a particular issue, and the chairperson shall convene the Committee within a reasonable period of time, if the Chairperson finds it appropriate to do so.

IV.  COMMUNICATIONS/REPORTING

     The Company's external auditor shall report directly to the Committee, and shall provide a copy of his findings to the Chairman of the Board of Directors and to the CEO. The Committee is expected to maintain free and open communication with the auditors, the Company's internal auditor, and the Company's management. This communication shall include private executive sessions, at least annually, with each of these parties. The Committee Chairperson shall report regularly on Committee activities to the Board.

V.   AUTHORITY

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain counsel or other experts for this purpose. The Company shall devote resources to the Committee as the Committee determines.

VI.  RESPONSIBILITIES  AND  DUTIES

     To  fulfill  its  responsibilities  and  duties  the Audit Committee shall:

Documents/Reports  Review
-------------------------

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certifications, report, opinion, or review rendered by the independent accountants.

     3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

     4. Review with financial management the quarterly earnings of the Company prior to its filing or prior to the release of earnings. The Chair of the Committee or the full Board may represent the Committee for purposes of this review.

Independent  Accountants
------------------------

     5. Select, retain and compensate the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

     6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial  Reporting  Process
-----------------------------

     8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

     9. Consider the independent accountants' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

     11. Review with the Company's financial management and external auditor at least annually the Company's critical accounting policies, alternative treatments discussed with management, and any material written communications between the external auditor and management (such as any management Letters or schedules of unadjusted differences.)

     12. Review with management any significant changes to GAAP policies or standards.

     13. Review the periodic reports of the Company with management and the external auditor prior to filing of the reports with the SEC.

     14.  In  connection  with  each  periodic  report  of  the Company, review:

          a. Management's disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act, and

          b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

     15. Review filings (including interim reporting) with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements before it is filed with the SEC or other regulators.


Process  Improvements
---------------------

     16. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants, and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     17. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     18. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

     19. Review with the independent accountants, the internal auditing department, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

     20. Inquire of management and the company's external auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

     21.  Consider  and  review  with  the  external  auditor:

          a. The adequacy of the Company's internal controls including computerized information system controls and security, and

          b. Any related significant findings and recommendations of the external auditor and internal audit together with management's responses thereto.

Internal  Audit  and  Compliance
--------------------------------

     22. Oversee the selection, compensation, and termination of the Company's Internal Auditor. -

     22. Review activities, organizational structure, and qualifications of the internal audit department.

     23. Review the internal audit function of the company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     24. Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan

     25. Review, with the organization's counsel all legal matters that could have a significant impact on the organization's financial statements.

     26. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

     27. Meet with the internal auditor in executive session to discuss any matters that the committee or the internal auditor should discuss privately with the Audit Committee.

PLEASE  MARK  VOTES
AS  IN  THIS  EXAMPLE
|  X  |

                                 REVOCABLE  PROXY
                            PATHFINDER  BANCORP,  INC.

                        ANNUAL  MEETING  OF  STOCKHOLDERS
                                 April  28,  2004

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at an Annual Meeting of Stockholders ("Meeting") will be held at the Econolodge, 70 East First Street, Oswego, New York on April 28, 2004 at 10:00 a.m., Eastern Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1. The election as directors of all nominees listed below (except as marked to the contrary below)

                                                                   For  All
                                    For           Withhold           Except
                                    |__|            |__|               |__|
Steven W. Thomas
Corte J. Spencer
Janette Resnick

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.

-  -----------------------------------------------

-  -----------------------------------------------

2. The ratification of Beard Miller Company LLP as independent auditors for the year ended December 31, 2004.

                        For            Against            Abstain
                       |__|              |__|               |__|

PLEASE  CHECK  BOX  IF  YOU  PLAN  TO  ATTEND  THE  MEETING      |__|

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  EACH  OF  THE LISTED
PROPOSALS.
     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF
DIRECTORS  KNOWS  OF  NO  OTHER  BUSINESS  TO  BE  PRESENTED  AT  THE  MEETING.

PLEASE  BE  SURE  TO  SIGN  AND  DATE  THIS  PROXY  IN  THE  BOX  BELOW.
                                                                 DATE

-  --------------------------------------------------------------------
STOCKHOLDER  SIGN  ABOVE_________CO-HOLDER  (IF  ANY)  SIGN  ABOVE

    DETACH  ABOVE  CARD,  SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                            PATHFINDER  BANCORP,  INC.

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the Stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated March 26, 2004.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each should sign.

   PLEASE  COMPLETE  AND  DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
                            POSTAGE-PREPAID  ENVELOPE.


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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